UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 14, 2014

Home Bancorp, Inc.

(Exact name of registrant as specified in its charter)

Louisiana	1-34190	71-1051785
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

503 Kaliste Saloom Road, Lafayette, Louisiana	70508
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (337) 237-1960

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On February 14, 2014, Home Bancorp, Inc. (the “Company”) filed a Current Report on Form 8-K to report under Item 2.01 thereof that it had completed its acquisition of Britton & Koontz Capital Corporation (“Britton & Koontz”) and Britton & Koontz’s wholly owned subsidiary, Britton & Koontz Bank, N.A. (“Britton & Koontz Bank”), as contemplated by the Agreement and Plan of Merger, dated as of November 4, 2013, by and between the Company and Britton & Koontz (the “Merger Agreement”). In response to Item 9.01(a) and (b) of such Form 8-K, the Company stated that it would file the required financial statements of the business acquired and pro forma financial information by amendment. This Form 8-K/A is being filed to provide the required financial statements and pro forma financial information.

Item 9.01 Financial Statements and Exhibits

(a)	Financial statements of businesses acquired.

(i)	The audited consolidated balance sheets of Britton & Koontz as of December 31, 2013 and 2012, and the related consolidated statements of income, comprehensive income, changes in stockholders’ equity and cash flows for each of the two years in the period ended December 31, 2013, and the related notes and report of independent auditors thereto, are included as Exhibit 99.2 and incorporated by reference herein.

(b)	Pro forma financial information.

The unaudited pro forma combined condensed consolidated statement of condition as of December 31, 2013 and the unaudited pro forma combined condensed consolidated statements of operations for the year ended December 31, 2013 required by this item are incorporated herein by reference to Exhibit 99.3.

(c)	Shell Company Transactions. Not Applicable

(d)	Exhibits.

Exhibit No.	Description

2.1	Agreement and Plan of Merger dated as of November 4, 2013, between Home Bancorp, Inc. and Britton & Koontz Capital Corporation. (Incorporated by reference to Exhibit 2.1 of the Current Report on Form 8-K filed by Home Bancorp, Inc., dated as of November 4, 2013 and filed with the SEC on November 5, 2013 (SEC File No. 001-34190))

23.1	Consent of Hannis T. Bourgeois, LLP

99.1	Press release dated February 14, 2014 (Incorporated by reference to Exhibit 99.1 of the Current Report on Form 8-K filed by Home Bancorp, Inc., dated as of February 14, 2014 and filed with the SEC on February 14, 2014 (SEC File No. 001-34190))

99.2	Audited Consolidated Financial Statements of Britton & Koontz Capital Corporation at and for the years ended December 31, 2013 and 2012

99.3	Unaudited pro forma combined condensed consolidated financial statements

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HOME BANCORP, INC.

Date: May 1, 2014	By:	/s/ Joseph B. Zanco
Joseph B. Zanco
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

2.1	Agreement and Plan of Merger dated as of November 4, 2013, between Home Bancorp, Inc. and Britton & Koontz Capital Corporation. (Incorporated by reference to Exhibit 2.1 of the Current Report on Form 8-K filed by Home Bancorp, Inc., dated as of November 4, 2013 and filed with the SEC on November 5, 2013 (SEC File No. 001-34190))

23.1	Consent of Hannis T. Bourgeois, LLP

99.1	Press release dated February 14, 2014 (Incorporated by reference to Exhibit 99.1 of the Current Report on Form 8-K filed by Home Bancorp, Inc., dated as of February 14, 2014 and filed with the SEC on February 14, 2014 (SEC File No. 001-34190))

99.2	Audited Consolidated Financial Statements of Britton & Koontz Capital Corporation at and for the years ended December 31, 2013 and 2012

99.3	Unaudited pro forma combined condensed consolidated financial statements